UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 23, 2009

Date of Report (Date of earliest event reported)
WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-51547	20-2783228

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
111 Eighth Avenue
New York, New York 10011

(Address of principal executive offices, including zip code)
(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 3.03. Material Modification to Rights of Security Holders
Item 5.01. Changes in Control of Registrant.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03. Amendments to Articles of Incorporate or Bylaws; Change in Fiscal Year.
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX

Item 2.01. Completion of Acquisition or Disposition of Assets
     As previously disclosed, HLTH Corporation and WebMD Health Corp. entered into an Agreement and Plan of Merger (the “Merger Agreement”) on June 17, 2009. Pursuant to General Instruction B.3 of Form 8-K, the following are incorporated by reference in this Item 2.01 from the Joint Proxy Statement/Prospectus (the “Merger Proxy Statement/Prospectus”) filed by WebMD with the Commission pursuant to Rule 424(b)(3) on September 15, 2009 (Registration No. 333-160530):
•	the description of the Merger Agreement contained under the caption “The Merger Agreement”; and

•	the information under the captions “Description of WebMD Common Stock,” “The Merger — Certain Effects of the Merger” and “The Merger — Anticipated Accounting Treatment of the Merger.”
     At the Annual Meetings of Stockholders of HLTH and WebMD, held on October 23, 2009, stockholders of HLTH and WebMD voted to adopt the Merger Agreement and approve the transactions contemplated by the Merger Agreement. Later that day, the merger of HLTH with and into WebMD (the “Merger”) was completed, with WebMD continuing as the surviving corporation and each share of HLTH Common Stock being converted into 0.4444 shares of WebMD Common Stock (the “Merger Consideration”). In the Merger, the outstanding shares of WebMD’s Class B Common Stock (all of which were held by HLTH) were cancelled. The shares of WebMD’s Class A Common Stock were unchanged in the Merger and continue to trade on the NASDAQ Global Select Market under the symbol “WBMD”; however, they are no longer referred to as “Class A” because the Merger eliminated both the WebMD Class B Common Stock held by HLTH and the dual-class stock structure that had existed at WebMD.
     The Merger constitutes a “reverse merger” for accounting purposes, with HLTH being treated as the acquiror. Accordingly, the pre-acquisition consolidated financial statements of HLTH will be treated as the historical financial statements of WebMD going forward and will be included in WebMD’s Annual Report on Form 10-K for the year ending December 31, 2009. However, since the Merger was completed after the end of the third quarter, the financial statements in WebMD’s Quarterly Report on Form 10-Q for that quarter will relate only to WebMD and WebMD’s historical financial statements will be the historical financial statements for purposes of that filing.
Item 3.03. Material Modification to Rights of Security Holders
     To the extent required by Item 3.03 of Form 8-K, the information contained in Items 2.01 and 5.03 of this Current Report is incorporated by reference in this Item 3.03.
Item 5.01. Changes in Control of Registrant.
     To the extent required by Item 5.01 of Form 8-K, the information contained in Items 2.01 and 5.03 of this Current Report is incorporated by reference in this Item 5.01.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     To the extent required by Item 5.02 of Form 8-K, the information contained in Item 2.01 of this Current Report is incorporated by reference in this Item 5.02.

Election of Directors
     At the WebMD 2009 Annual Meeting, Mark J. Adler, M.D., Neil F. Dimick and James V. Manning were each elected to serve a three-year term expiring at the Annual Meeting of Stockholders of WebMD in 2012. The terms of Wayne T. Gattinella, A.R. Moossa and Stanley S. Trotman will expire at WebMD’s 2010 Annual Meeting of Stockholders and the terms of Jerome Keller and Martin J. Wygod will expire at WebMD’s 2011 Annual Meeting of Stockholders.
     As contemplated by the Merger Agreement, the following individuals, who had been serving as members of the Board of Directors of HLTH, were elected to the Board of Directors of WebMD, effective upon the consummation of the Merger:
•	Paul A. Brooke, who became a Class II director, to serve until WebMD’s 2010 Annual Meeting of Stockholders;

•	Kevin M. Cameron, who became a Class II director, to serve until WebMD’s 2010 Annual Meeting of Stockholders;

•	Herman Sarkowsky, who became a Class III director, to serve until WebMD’s 2011 Annual Meeting of Stockholders; and

•	Joseph E. Smith, who became a Class I director, to serve until WebMD’s 2012 Annual Meeting of Stockholders.
Pursuant to General Instruction B.3 of Form 8-K, the biographical information regarding these individuals contained under the caption “HLTH Directors and Executive Officers” in the Merger Proxy Statement/Prospectus is incorporated by reference in this Item 5.02. The Governance & Compliance Committee of the Board of Directors of WebMD determined, in connection with the elections of Messrs. Brooke, Sarkowsky and Smith as members of the WebMD Board, that each of them would be an “independent” director in accordance with the published listing requirements of the Nasdaq Global Select Market applicable generally to members of the WebMD Board and, with respect to the committees of the WebMD Board on which they were being appointed to serve, in accordance with any such listing requirements applicable to the specific committees. Mr. Cameron is not an “independent” director.
Reorganization of Committees of the Board of Directors; Compensation of Directors
     Pursuant to General Instruction B.3 of Form 8-K, the following are incorporated by reference in this Item 5.02 from the Merger Proxy Statement/Prospectus: (a) the information regarding committees of the Board of Directors of WebMD contained under the caption “WebMD Corporate Governance — Committees of the WebMD Board of Directors” and (b) the information regarding compensation of WebMD non-employee directors contained under the caption “WebMD Non-Employee Director Compensation.”
     Effective as of the completion of the Merger, the following changes were made to committees of the Board of Directors of WebMD:
•	the responsibilities of the Governance & Compliance and the Nominating Committees were combined in one committee, which will be called the Nominating & Governance Committee and the annual retainers for members of the Nominating & Governance Committee was set at $7,500 and for its Chairperson was set at $2,500, each payable in WebMD Common Stock (as described more fully below);

•	the annual retainers for members of the Compensation Committee was set at $7,500 and for its Chairperson was set at $2,500, each payable in WebMD Common Stock (as described more fully below);

•	Committee membership for standing Committees of the Board was revised to be as follows:
•	Audit Committee: James V. Manning (Chairperson), Neil F. Dimick and Stanley S. Trotman, Jr. (the same members as prior to the Merger);

•	Compensation Committee: Mark J. Adler, M.D. (Chairperson), Herman Sarkowsky and Joseph E. Smith (the same members as the HLTH Compensation Committee prior to the Merger);

•	Nominating & Governance Committee: Neil F. Dimick (Chairperson), Jerome Keller and A.R. Moossa, M.D.;

•	Executive Committee: Martin J. Wygod (Chairperson); Wayne T. Gattinella, Neil F. Dimick, James V. Manning and Stanley S. Trotman, Jr.;

•	Strategic Planning Committee: Martin J. Wygod (Chairperson), Mark J. Adler, M.D., Neil F. Dimick, Jerome Keller, James V. Manning and Stanley S. Trotman, Jr.; and

•	Repurchase Committee: Kevin M. Cameron, Joseph E. Smith and Stanley S. Trotman, Jr.;
•	the Special Committee of the Board of Directors of HLTH relating to the Investigation by the United States Attorney for the District of South Carolina became a committee of the WebMD Board, retaining the same membership: Joseph E. Smith (Chairperson), Mark J. Adler, M.D., Paul A. Brooke, James V. Manning and Herman Sarkowsky; and

•	the Related Parties Committee and the Special Committee appointed with respect to the Merger were each disbanded.
     The annual retainers for service on the WebMD Board and its committees became payable, upon completion of the Merger, to all the non-employee directors of WebMD, including those added as a result of the Merger (as described above). The retainers were paid in WebMD Common Stock, based on the closing price of WebMD Class A Common Stock on October 23, 2009, which was $34.28 per share. The shares issued in payment of such retainers and are not subject to vesting requirements or forfeiture. In prior years, these retainers had been payable by WebMD on September 28, 2009 (the anniversary of the initial public offering of WebMD). No retainers were paid on such anniversary in 2009. In future years, it is expected that these annual retainers will be paid on the anniversary of the completion of the Merger.
Amendments to WebMD’s Amended and Restated 2005 Long-Term Incentive Plan and Related Matters
     At the 2009 Annual Meeting of Stockholders of WebMD, stockholders of WebMD approved an amendment (which we refer to as the “Plan Amendment”) to WebMD’s Amended and Restated 2005 Long-Term Incentive Plan (which we refer to as the “WebMD 2005 Plan”). The Plan Amendment increased the total number of shares of WebMD Class A Common Stock issuable under the WebMD 2005 Plan by 1,100,000 shares, to a total of 15,600,000 shares. To the extent required by Item 5.02 of Form 8-K, the disclosures regarding the WebMD 2005 Plan and the Plan Amendment contained in “Proposal 3” in the Merger Proxy Statement/Prospectus are incorporated by reference into this Item 5.02 pursuant to General Instruction B.3 of Form 8-K.
     In addition, effective as of the closing of the Merger, the WebMD 2005 Plan and the forms of option agreement and restricted stock agreement used to make grants under the WebMD 2005 Plan, were amended and restated to reflect the changes to the capital structure of WebMD described in Item 2.01 above and to make certain technical changes, which did not require stockholder approval.
Item 5.03. Amendments to Articles of Incorporate or Bylaws; Change in Fiscal Year.
     As contemplated by the Merger Agreement, WebMD’s Certificate of Incorporation and By-laws were amended and restated, effective upon the consummation of the Merger, to reflect the removal of the dual class structure of WebMD’s Common Stock, to reflect that HLTH no longer owns WebMD Common Stock and to provide for the following number of authorized shares of capital stock of WebMD:
•	50,000,000 shares of Preferred Stock (the same amount as prior to the Merger); and

•	650,000,000 shares of Common Stock (an amount equal to the sum of the authorized Class A Common Stock and authorized Class B Common Stock prior to the Merger).
Additional information regarding these changes and certain other changes to WebMD’s Certificate of Incorporation and By-laws were included in the Merger Proxy Statement/Prospectus under the captions “The Merger — Certain Effects of the Merger” and “Description of WebMD Common Stock,” which, pursuant to General Instruction B.3 of Form 8-K, is incorporated by reference in this Item 5.03. In addition, to the extent required by Item 5.03 of Form 8-K, the information contained in Item 2.01 of this Current Report is incorporated by reference in this Item 5.03.
     The By-laws of WebMD were also amended, effective upon the consummation of the Merger, to implement a change in Delaware law that became effective on August 1, 2009, and that permits different record dates to be set by the WebMD Board for receiving notice of a meeting of stockholders and for voting at a meeting of stockholders, in the event the WebMD Board determines that it wishes to set different notice and voting record dates with respect to a future meeting of stockholders.
Item 9.01. Financial Statements and Exhibits
(a) Financial statements of business acquired.
     The audited consolidated balance sheets of HLTH as of December 31, 2008 and December 31, 2007 and the audited consolidated statements of operations and cash flows of HTLH for the three years ended December 31, 2008 were previously filed in the Merger Proxy/Statement Prospectus as Annex B-1 and, pursuant to General Instruction B.3 of Form 8-K, are not required to be filed as part of this Current Report.
     The unaudited consolidated financial statements of HLTH for the three- and six-month periods ended June 30, 2009 and June 30, 2008 are incorporated by reference in this Current Report from HLTH’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009.
     WebMD intends to file the unaudited consolidated financial statements of HLTH for the three- and nine-month periods ended September 30, 2009 and September 30, 2008 under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.
(b) Pro Forma Financial Information.
     The pro forma financial information required by this Item 9.01(b) as of and for the year ended December 31, 2008 were previously filed in the Merger Proxy Statement/Prospectus under the caption “Unaudited Pro Forma Condensed Consolidated Financial Statements” and, pursuant to General Instruction B.3 of Form 8-K, is not required to be filed as part of this Current Report. WebMD intends to file pro forma financial information as of and for the three- and nine-month periods ended September 30, 2009 under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.
(d) Exhibits. The following exhibits are filed herewith:

Exhibit
Number	Description

2.1	Agreement and Plan of Merger, dated as of June 17, 2009, between HLTH Corporation and the Registrant (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Registrant on June 18, 2009, as amended on June 22, 2009)

3.1	Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant’s Registration Statement on Form S-8 filed on October 23, 2009 (Reg. No. 333-162651))

Exhibit
Number	Description

3.2	Amended and Restated By-laws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registrant’s Registration Statement on Form S-8 filed on October 23, 2009 (Reg. No. 333-162651))

4.1	WebMD Health Corp. Amended and Restated 2005 Long-Term Incentive Plan (the “2005 LTIP”) (incorporated by reference to Exhibit 4.1 to the Registrant’s Registration Statement on Form S-8 filed on October 23, 2009 (Reg. No. 333-162653))

4.2	Form of Restricted Stock Agreement for the 2005 LTIP (incorporated by reference to Exhibit 4.2 to the Registrant’s Registration Statement on Form S-8 filed on October 23, 2009 (Reg. No. 333-162653))

4.3	Form of Option Agreement for the 2005 LTIP (incorporated by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form S-8 filed on October 23, 2009 (Reg. No. 333-162653))

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.
Dated: October 26, 2009	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Agreement and Plan of Merger, dated as of June 17, 2009, between HLTH Corporation and the Registrant (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Registrant on June 18, 2009, as amended on June 22, 2009)

3.1	Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant’s Registration Statement on Form S-8 filed on October 23, 2009 (Reg. No. 333-162651))

3.2	Amended and Restated By-laws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registrant’s Registration Statement on Form S-8 filed on October 23, 2009 (Reg. No. 333-162651))

4.1	WebMD Health Corp. Amended and Restated 2005 Long-Term Incentive Plan (the “2005 LTIP”) (incorporated by reference to Exhibit 4.1 to the Registrant’s Registration Statement on Form S-8 filed on October 23, 2009 (Reg. No. 333-162653))

4.2	Form of Restricted Stock Agreement for the 2005 LTIP (incorporated by reference to Exhibit 4.2 to the Registrant’s Registration Statement on Form S-8 filed on October 23, 2009 (Reg. No. 333-162653))

4.3	Form of Option Agreement for the 2005 LTIP (incorporated by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form S-8 filed on October 23, 2009 (Reg. No. 333-162653))